AMENDMENT NO. 8
                                       TO
                        ALLTEL CORPORATION PENSION PLAN
                         (January 1, 1994 Restatement)


          WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

          WHEREAS, the Company desires further to amend the Plan;

          NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth.

          Effective as if set forth in the January 1, 1994 Restatement of the Plan when originally executed, subsection (h) of Section 8.01 of the Plan is amended to provide as follows:

     (h)  Key Employee

          An Employee or former Employee who, at any time during the current Plan Year or any of the four preceding Plan Years, is:

          (1) an officer of an employer having an annual compensation greater than 50% of the amount in effect under Section 415(c)(1)(A) of the Code for any such Plan Year (limited to no more than 50 Employees or, if lesser, the greater of three (3) or 10% of the Employees);

          (2) one of the 10 Employees who, (A) own (or are considered as owning within the meaning of Section 318 of the Code) during the Plan Year containing the Determination Date or any of the four preceding Plan Years both more than one-half percent (0.5%) ownership interests in value and the largest percentage ownership interests in value of any of the employees required to be aggregated under Section 414(b), (c), or (m) of the Coded and (B) have during the Plan Year of ownership annual compensation from the employer of more than the limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends;

          (3) a five percent owner (as such term is defined in Section 416(i)(1)(B)(i) of the Code); or


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          (4)  a one percent owner (as such term is defined in Section
               416(i)(1)(B)(ii) of the Code) having an annual compensation of more than $150,000.

          For purposes of this subsection (h), compensation shall mean compensation as defined in Section 415(c)(3) of the Code and the regulations issued thereunder, without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and excluding amounts in excess of the limitations of Section 401(a)(17) of the Code, of an Employee paid to him by and Employer or other member of the Controlled Group during a Plan Year beginning after December 31, 1983.

          The term "Key Employee" shall also include such Employee's Beneficiary in the event of his death.

          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 2nd day of Feb., 1997.


                                             ALLTEL CORPORATION


                                             By:  /s/  John L. Comparin
                                                  Title: V.P. Human Resources


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

                                AMENDMENT NO. 9
                                       TO
                        ALLTEL CORPORATION PENSION PLAN
                         (January 1, 1994 Restatement)


          WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

          WHEREAS, the Company desires further to amend the Plan;

          NOW, THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth.

               1. Effective as of December 26, 1994, Section 13 of the Plan is amended by adding the following Section13.25 thereto:

13.25  Employees of Medical Data Technologies, Inc.

       (a)     Effective Date - December 26, 1994.

       (b)     Account - None.

       (c)     Minimum Normal Retirement Pension - None.

       (d)     Minimum Early Retirement Pension - None.

       (e)     Minimum Disability Retirement Pension - None.

       (f)     Minimum Deferred Vested Pension - None.

       (g)     Minimum Death Benefit - None.

       (h)     Prior Plan Offset - Not Applicable.

       (i)     Provision Relative to Section401(a)(12) of the Code - Not
               Applicable.

       (j) Miscellaneous - See APPENDIX Z - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF MEDICAL DATA TECHNOLOGIES, INC., which follows immediately hereafter.


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
                                  APPENDIX Z
              SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                      OF
                        MEDICAL DATA TECHNOLOGIES, INC.


Effective as of December 26, 1994, certain employees of Medical Data Technologies, Inc. ("Medical Data") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Medical Data who became employees of the Controlled Group on December 26, 1994.

A.  Section 1.07 is modified by adding to the definition thereof the following:

    1.07Z "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after December 25, 1994.

B.  Section 1.14 is modified by adding to the definition thereof the following:

    1.14Z "Compensation" shall include only amounts earned (as an Employee of an Employer) after December 25, 1994.

C.  Section 1.37(g) is modified as follows:

    1.37(g)Z  Vesting Service

              (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                   (i) Service Prior to December 26, 1994: An Employee's period(s) of employment with Medical Data after December 25, 1989, and prior to December 26, 1994, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                   (ii) Service From and After December 26, 1994: In accordance with the provisions of Section 1.37(g).

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                                      28

D.  Section 1.37(d) is modified as follows:

    1.37(d)Z  Benefit Service

              (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                   (i)    Benefit Service Prior to December 26, 1994:  None.

                   (ii) Benefit Service From and After December 26, 1994: In accordance with the provisions of Section 1.37(d).

E.  Section 1.37(f) is modified as follows:

    1.37(f)Z  Eligibility Year of Service

              (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                   (i) Service Prior to December 26, 1994: An Employee's period(s) of employment with Medical Data after December 25, 1989, and prior to December 26, 1994, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                   (ii) Service From and After December 26, 1994: In accordance with the provisions of Section 1.37(f).


          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 3rd day of February, 1997.


                                             ALLTEL CORPORATION


                                             By:  /s/  John L. Comparin
                                                  Title:  V.P. Human Resources
                                                          and Administraion

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